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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2001
                                                        (October 17, 2001)

                           AMBAC FINANCIAL GROUP, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                      1-10777                 13-3621676
(State of incorporation)      (Commission file number)       (I.R.S. employer
                                                             identification no.)

One State Street Plaza                                       10004
New York, New York                                           (Zip code)
(Address of principal executive offices)

                                 (212) 668-0340
              (Registrant's telephone number, including area code)

                               Page 1 of 16 Pages

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                           Index to Exhibits on Page 4

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Item 5.     Other Events

     On October 17, 2001, Ambac Financial Group, Inc. (the "Registrant") issued a press release containing unaudited interim financial information and accompanying discussion for the 2001 third quarter and nine month earnings.
Exhibit 99.06 is a copy of such press release and is incorporated by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits.

            Exhibit Number                       Item
            --------------                       ----

                  99.06 Unaudited interim financial statements and accompanying discussion for the three and nine months ended September 30, 2001 contained in the press release issued by the Registrant on October 17, 2001.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Ambac Financial Group, Inc.
                                        (Registrant)

Dated:   October 22, 2001               By: /s/Frank J. Bivona
                                            ------------------------------------
                                            Frank J. Bivona
                                            Vice Chairman and
                                            Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------
Number         Description of Exhibit
------         ----------------------

 99.06 Unaudited interim financial statements and accompanying discussion for the three and nine months ended September 30, 2001 contained in the press release issued by the Registrant on October 17, 2001.